UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811- 4428

Dreyfus U.S. Treasury Intermediate Term Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/07

FORM N-CSR
Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Financial Futures
11	Statement of Options Written
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
24	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus U.S. Treasury
Intermediate Term Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus U.S. Treasury Intermediate Term Fund, covering the six-month period from January 1, 2007, through June 30, 2007.

The U.S. economy produced mixed signals over the first half of 2007, causing investor sentiment to swing from concerns regarding a domestic economic slowdown stemming from slumping housing markets to worries about mounting inflationary pressures in an environment of robust global growth. However, more recent data have provided stronger signals that a “soft landing” is likely for the U.S. economy.The rate of decline in residential construction is becoming less severe, the industrial inventory slowdown is fading and capital goods orders have strengthened. What’s more, a generally rising stock market over the past six months has helped to offset any negative “wealth effect” from the weak housing market.

Should these trends persist, we expect U.S. economic growth to hover slightly below long-term averages during the second half of this year. A moderate economic growth rate and gradually receding inflationary pressures may keep the Federal Reserve Board on the sidelines and bond yields within a relatively narrow trading range. As always, your financial advisor can help you position your fixed-income investments for these and other developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2007, through June 30, 2007, as provided by Christopher Pellegrino, Portfolio Manager

Fund and Market Performance

U.S.Treasury securities lost a modest degree of value over the first half of 2007 as economic growth later in the reporting period proved to be stronger than many investors previously expected, thus prompting increased inflation concerns. In May and June, many fixed-income investors reacted to these concerns, since inflation generally diminishes the value of income-oriented securities such as Treasuries. However, intermediate-term securities generally fared better than their longer-term counterparts. The fund’s return was lower than that of its benchmark, due in part to fund fees and expenses that are not reflected in the benchmark’s results.

For the six-month period ended June 30, 2007, Dreyfus U.S.Treasury Intermediate Term Fund achieved a total return of 1.21% .1 In comparison, the fund’s benchmark, the Merrill Lynch Governments, U.S. Treasury, Intermediate Term Index (the “Index”), achieved a total return of 1.57% for the same period.2

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income.

As a U.S. Treasury securities fund, the fund invests in U.S. Treasury bills, notes and other securities issued or guaranteed by the U.S. government and its agencies or instrumentalities.The fund may also invest in options and futures and enter into repurchase agreements with securities dealers that are backed by U.S.Treasuries.

Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. government, they are generally considered among the highest-quality investments available. By investing in these obligations, the fund seeks to maintain a high degree of credit safety. Of course, the

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

market value of the fund’s securities and the value of fund shares are not insured or guaranteed by the U.S. government. The fund maintains a dollar-weighted average maturity between three and 10 years.

Stronger-Than-Expected Economic Growth Eroded Bond Prices

At the beginning of 2007, moderating U.S. economic growth and weakening housing markets led many analysts to conclude that a gradual slowdown was likely to continue. This view appeared to be supported by the Federal Reserve Board (the “Fed”), which had refrained from raising short-term interest rates over the second half of 2006.The Fed’s steady policy stance stood in stark contrast to the series of 16 consecutive rate hikes between June 2004 and June 2006 that drove the overnight federal funds rate from 1% to 5.25% . Indeed, the U.S. economy grew at an anemic 0.7% annualized rate during the first quarter of 2007, its slowest pace in four years. Consequently, many investors began to look to the Fed for rate reductions later in the year.

These expectations changed during the second quarter of the year when robust manufacturing activity and a persistently strong labor market suggested that the economic expansion had regained momentum. Despite reports of rising delinquencies among sub-prime mortgage borrowers, housing-related weakness did not appear to spread to other sectors of the economy. Inflationary pressures seemed to ease toward the higher end of the Fed’s “comfort range,” but the Fed continued to indicate that it regarded inflation as a more serious risk to the economy than recession.

While investors’ shifting economic and interest-rate expectations led to a moderate level of volatility in fixed-income markets, the Fed’s unchanged monetary policy helped keep bond yields within a trading range. Nonetheless, yields of longer-term U.S. Treasury securities ended the reporting period higher than where they began, eroding bond prices. In addition, yield differences across the market’s maturity range began to steepen from historically narrow levels. Indeed, at times earlier in the reporting period, shorter-term U.S. Treasury securities provided higher yields than longer-term bonds, a relatively rare phenomenon known as an “inverted yield curve.”

Our Yield Curve and Security Selection Strategies Added Value

We correctly anticipated the steepening of yield differences along the maturity spectrum by emphasizing positions in the three- to five-year range and maintaining relatively light exposure to longer-term bonds. This strategy enabled the fund to participate more strongly in gains toward the short end of the maturity range early in the reporting period while reducing its participation in weakness among longer-term bonds during the second quarter. A generally neutral duration management strategy had relatively little impact on the fund’s performance during the reporting period.

Our security selection strategy added value to the fund’s results, with particularly strong contributions derived from U.S. government agency debentures, which provided higher yields than nominal U.S. Treasury securities.Tactical investments in Treasury Inflation Protected Securities (“TIPS”) proved to be less successful despite their relatively attractive valuations, primarily because an acceleration of inflation did not materialize when the U.S. economy regained strength.

Fund Remains Positioned for Steeper Yield Differences

As of the end of the reporting period, we expect interest rates to remain unchanged for the remainder of the year.Accordingly, we have maintained the fund’s recent yield curve strategy, which we expect to enable the fund to benefit from any potential further widening of yield differences between short and long maturities of Treasury Securities. U.S. government agency debentures remain attractive relative to nominal U.S.Treasury securities, and we intend to invest tactically in TIPS whenever inflation trends and valuations seem poised to support gains.

July 16, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch Governments, U.S.Treasury, Intermediate Term
Index is an unmanaged performance benchmark for Treasury securities with maturities of 1-10 years; issues in the index must have par amounts outstanding greater than or equal to $1 billion.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S.Treasury Intermediate Term Fund from January 1, 2007 to June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2007

Expenses paid per $1,000 †	$ 3.24
Ending value (after expenses)	$1,012.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2007

Expenses paid per $1,000 †	$ 3.26
Ending value (after expenses)	$1,021.57

† Expenses are equal to the fund’s annualized expense ratio of .65%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS June 30, 2007 (Unaudited)
	Coupon	Maturity	Principal
Bonds and Notes—62.6%	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Home Equity Loans—2.8%
Small Business Administration,
Ser. 2005-P10A, Cl. 1	4.64	2/10/15	5,527,028	5,282,246
U.S. Government Agencies—15.5%
Federal Agricultural Mortgage
Corp., Notes	6.87	8/10/09	225,000	232,547
Federal Farm Credit Bank,
Bonds	4.70	12/10/14	300,000	287,823
Federal Farm Credit Bank,
Bonds	4.85	10/25/12	300,000	294,054
Federal Farm Credit Bank,
Bonds	5.35	6/16/14	285,000	284,921
Federal Home Loan Banks,
Bonds, Ser. 1	5.13	5/15/09	6,750,000	6,732,450
Federal Home Loan Banks,
Bonds	5.30	1/16/09	3,790,000	3,790,061
Federal Home Loan Banks,
Bonds, Ser. SY08	5.63	2/15/08	495,000	495,776
Federal Home Loan Banks,
Bonds, Ser. DX09	5.95	3/16/09	240,000	242,938
Federal Home Loan Mortgage Corp.,
Notes, Ser. 1	5.00	10/18/10	5,990,000	5,933,939
Federal Home Loan Mortgage Corp.,
Notes	5.40	3/2/12	200,000	199,085
Federal Home Loan Mortgage Corp.,
Notes	5.63	3/15/11	400,000	405,676
Federal Home Loan Mortgage Corp.,
Notes	5.75	3/15/09	250,000	252,190
Federal National Mortgage
Association, Notes	5.80	2/9/26	3,400,000	3,328,644
Federal National Mortgage
Association, Notes	6.00	5/15/11	5,000,000	5,135,950
Federal National Mortgage
Association, Notes	6.63	10/15/07	300,000	300,941
Federal National Mortgage
Association, Notes	7.13	6/15/10	250,000	263,182

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Government Agencies (continued)
Small Business Administration,
Gov’t Gtd. Notes, Ser. 10-A	6.64	2/1/11	82,706	84,173
Student Loan Marketing
Association, Notes	7.35	8/1/10	100,000	106,128
Tennessee Valley Authority,
Notes, Ser. C	4.75	8/1/13	500,000	485,230
Tennessee Valley Authority,
Bonds, Ser. G	5.38	11/13/08	200,000	200,529
Tennessee Valley Authority,
Bonds	7.13	5/1/30	350,000	419,884
				29,476,121
U.S. Government Agencies/
Mortgage-Backed—1.3%
Federal Home Loan Mortgage Corp.
7.50%, 11/1/29			10,385	10,862
Federal National Mortgage Association:
6.50%, 10/1/31			17,083	17,418
7.00%, 3/1/12			41,146	42,445
Government National Mortgage Association I:
6.00%, 1/15/33			104,935	104,663
6.50%, 5/15/26			58,976	60,153
Ser. 2005-9, Cl. A, 4.03%, 5/16/22			637,834	624,228
Ser. 2006-6, Cl. A, 4.05%, 10/16/23			522,873	512,154
Ser. 2006-9, Cl. A, 4.20%, 8/16/26			1,121,842	1,093,040
				2,464,963
U.S. Treasury Bonds—.1%
6.25%, 8/15/23			200,000 [a]	222,141
U.S. Treasury Inflation
Protected Securities—.4%
3.52%, 1/15/12			261,844 [b]	270,445
4.07%, 1/15/11			474,916 [b]	489,143
				759,588
U.S. Treasury Notes—42.5%
3.50%, 11/15/09			1,375,000 [a]	1,332,676
3.50%, 2/15/10			4,280,000 [a]	4,135,216
3.88%, 5/15/09			20,350,000 [a]	19,984,351
4.25%, 8/15/15			300,000 [a]	284,742
4.50%, 2/28/11			17,800,000 [a]	17,563,598

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Treasury Notes (continued)
4.50%, 2/15/16	13,000,000 [a]	12,533,833
4.50%, 5/15/17	12,250,000 [c]	11,748,522
4.88%, 6/30/12	10,495,000 [c]	10,469,592
5.13%, 6/30/08	2,495,000 [a]	2,498,121
		80,550,651
Total Bonds and Notes
(cost $119,451,508)		118,755,710

	Face Amount
	Covered by
Options—.0%	Contracts ($)	Value ($)

Call Options—.0%
3-Month Floor USD Libor-BBA
Interest Rate, January 2009 @ 4	19,100,000	4,204
6 Month Pay. 2 Year Swap
November 2007 @ 5.37	9,500,000	30,323
		34,527
Put Options—.0%
U.S. Treasury Bond Futures,
August 2007 @ 105	7,300,000	26,235
Total Options
(cost $90,008)		60,762

	Principal
Short-Term Investments—48.0%	Amount ($)	Value ($)

U.S. Treasury Bills:
4.65%, 9/6/07	350,000 [d]	347,004
4.70%, 8/16/07	86,000,000	85,510,660
4.75%, 12/20/07	5,400,000	5,279,148
Total Short-Term Investments
(cost $91,107,809)		91,136,812

Other Investment—.3%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $622,000)	622,000 [e]	622,000

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—30.2%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $57,204,220)	57,204,220 [e]	57,204,220

Total Investments (cost $268,475,545)	141.1%	267,779,504

Liabilities, Less Cash and Receivables	(41.1%)	(78,025,310)

Net Assets	100.0%	189,754,194

[a] All or a portion of these securities are on loan. At June 30, 2007, the total market value of the fund’s securities on loan is $58,554,679 and the total market value of the collateral held by the fund is $59,968,269, consisting of cash collateral of $57,204,220 and U.S. Government and agency securities valued at $2,764,049.
[b] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[c] Purchased on a delayed delivery basis.
[d] Partially held by the custodian in a segregated account as collateral for open financial futures positions.
[e] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Short-Term/Money		Asset/Mortgage-Backed	2.8
Market Investments	78.5	Options	.0
U.S. Government & Agencies	59.8		141.1

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES June 30, 2007 (Unaudited)
				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 6/30/2007 ($)

Financial Futures Long
U.S. Treasury 2 Year Notes	41	8,355,032	September 2007	(8,968)
U.S. Treasury 5 Year Notes	545	56,722,581	September 2007	(183,380)
U.S. Treasury 10 Year Notes	74	7,822,031	September 2007	24,688
Financial Futures Short
U.S. Treasury 30 Year Bonds	112	(12,068,000)	September 2007	120,906
				(46,754)

STATEMENT OF OPTIONS WRITTEN June 30, 2007 (Unaudited)
	Face Amount
	Covered by
	Contracts ($)	Value ($)

Call Options
6 Month Rec 2 Year Swap
November 2007 @ 4.799
(Premium received $13,300)	9,500,000	(4,035)

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES June 30, 2007 (Unaudited)
	Cost	Value

Assets ($):
Investment in Securities-See Statement of Investments (including securities on loan valued at $58,554,679)—Note 1(b):
Unaffiliated issuers	210,649,325	209,953,284
Affiliated issuers	57,826,220	57,826,220
Cash		84,263
Dividends and interest receivable		1,329,039
Receivable for futures variation margin—Note 4		110,984
Receivable for shares of Beneficial Interest subscribed		106,979
Prepaid expenses		16,507
		269,427,276

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		73,598
Liability for Securities on Loan—Note 1(b)		57,204,220
Payable for investment securities purchased		22,290,479
Payable for shares of Beneficial Interest redeemed		31,267
Outstanding options written, at value (premiums received
$13,300)—See Statement of Options Written		4,035
Accrued expenses		69,483
		79,673,082

Net Assets ($)		189,754,194

Composition of Net Assets ($):
Paid-in capital		211,955,490
Accumulated undistributed investment income—net		262,107
Accumulated net realized gain (loss) on investments		(21,729,873)
Accumulated net unrealized appreciation (depreciation)
on investments and options [including ($46,754) net
unrealized (depreciation) on financial futures]		(733,530)

Net Assets ($)		189,754,194

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		15,427,712
Net Asset Value, offering and redemption price per share ($)		12.30

See notes to financial statements.

STATEMENT OF OPERATIONS Six Months Ended June 30, 2007 (Unaudited)
Investment Income ($):
Income:
Interest	4,538,387
Dividends;
Affiliated issuers	36,180
Income from securities lending	19,294
Total Income	4,593,861
Expenses:
Management fee—Note 3(a)	567,147
Shareholder servicing costs—Note 3(b)	233,135
Professional fees	29,713
Registration fees	18,440
Trustees fees and expenses—Note 3(c)	15,565
Prospectus and shareholders’ reports	9,844
Custodian fees—Note 3(b)	8,623
Loan commitment fees—Note 2	40
Miscellaneous	14,816
Total Expenses	897,323
Less—reduction in management fee
due to undertaking—Note 3(a)	(282,913)
Net Expenses	614,410
Investment Income—Net	3,979,451

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,098,358)
Net realized gain (loss) on options transactions	72,787
Net realized gain (loss) on financial futures	(771,178)
Net Realized Gain (Loss)	(1,796,749)
Net unrealized appreciation (depreciation) on investments (including
$236,527 net unrealized appreciation on financial futures)	137,220
Net Realized and Unrealized Gain (Loss) on Investments	(1,659,529)
Net Increase in Net Assets Resulting from Operations	2,319,922

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2007	Year Ended
	(Unaudited)	December 31, 2006

Operations ($):
Investment income—net	3,979,451	7,052,049
Net realized gain (loss) on investments	(1,796,749)	(1,374,282)
Net unrealized appreciation
(depreciation) on investments	137,220	(48,488)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,319,922	5,629,279

Dividends to Shareholders from ($):
Investment income—net	(3,998,662)	(6,948,618)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	17,322,814	49,368,222
Net assets received in connection
with reorganization—Note 1	—	8,745,432
Dividends reinvested	3,364,212	5,845,593
Cost of shares redeemed	(20,348,122)	(48,883,084)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	338,904	15,076,163
Total Increase (Decrease) in Net Assets	(1,339,836)	13,756,824

Net Assets ($):
Beginning of Period	191,094,030	177,337,206
End of Period	189,754,194	191,094,030
Undistributed investment income—net	262,107	281,318

Capital Share Transactions (Shares):
Shares sold	1,397,330	4,699,351
Shares issued for dividends reinvested	271,506	472,505
Shares redeemed	(1,641,743)	(3,954,123)
Net Increase (Decrease) in Shares Outstanding	27,093	1,217,733

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Year Ended December 31,

	Six Months Ended Year Ended December 31,
	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net Asset Value,
beginning of period	12.41	12.50	12.65	13.04	13.09	12.59
Investment Operations:
Investment income—net [a]	.26	.47	.34	.23	.17	.38
Net realized and unrealized
gain (loss) on investments	(.11)	(.09)	(.05)	(.13)	.24	.68
Total from Investment Operations	.15	.38	.29	.10	.41	1.06
Distributions:
Dividends from investment
income—net	(.26)	(.47)	(.44)	(.49)	(.46)	(.56)
Net asset value, end of period	12.30	12.41	12.50	12.65	13.04	13.09

Total Return (%)	1.21[b]	3.09	2.32	.81	3.17	8.59

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.95[c]	.92	.90	.91	.92	.89
Ratio of net expenses
to average net assets	.65[c]	.65	.65	.66	.80	.80
Ratio of net investment income
to average net assets	4.21[c]	3.83	2.65	1.78	1.27	2.97
Portfolio Turnover Rate	158.96[b]	246.50	198.10	1,082.63	1,916.62	1,471.49

Net Assets, end of period
($ x 1000)	189,754	191,094	177,337	196,182	191,806	143,809

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
[c] Annualized.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus U.S.Treasury Intermediate Term Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. During the reporting period, the Manager was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). During the reporting period, Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, served as the distributor of the fund’s shares, which are sold to the public without a sales charge. Effective June 30, 2007, the Distributor became known as MBSC Securities Corporation.

On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus became a wholly-owned subsidiary of The Bank of New York Mellon Corporation.

On September 22, 2006, pursuant to an Agreement and Plan of Reorganization previously Approved by the fund’s shareholders, all of the assets, subject to liabilities, of the Founders Government Securities Fund, were transferred to the fund in exchange for shares of Beneficial Interest of the fund equal value. Shareholders of the Founders Government Securities Fund received shares of the fund, in an amount equal to the aggregate net asset value of their respective investment in the Founders Government Securities Fund at the time of the exchange. The fund’s net asset value on September 22, 2006 was $12.46 per share and a total of 702,040 shares, representing net assets of 8,745,432 (including $43,797 net unrealized appreciation on investments), were issued to shareholders of Founders Government Securities Fund in the exchange.The exchange was a tax free event to shareholders.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, financial futures and options) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, if any, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions.At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times.

Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Management believes that the application of this standard does not have a material impact on the financial statements of the fund.

The fund has an unused capital loss carryover of $19,686,682 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2006. If not applied, $8,060,775 of the carryover expires in fiscal 2007, $1,390,867 expires in fiscal 2008, $7,623,197 expires in fiscal 2012, $886,712 expires in fiscal 2013 and $1,725,131 expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2006 were as follows: ordinary income $6,948,618. The tax character of current year distributions will be determined at the ended of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended June 30, 2007, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken from January 1, 2007 through June 30, 2007 to reduce the management fee paid by the fund, to the extent that, the fund’s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .65% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $282,913 during the period ended June 30, 2007.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2007, the fund was charged $71,295 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2007, the fund was charged $77,223 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement to provide custodial services for the portfolio. During the period ended June 30, 2007, the fund was charged $8,623 pursuant to the custody agreement.

During the period ended June 30, 2007, the fund was charged $2,044 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $92,926 shareholder services fees $13,000, chief compliance officer fees $1,205, custodian fees $12,760 and transfer agency per account fees $28,000, which are offset against an expense reimbursement currently in effect in the amount of $74,293.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and options transactions during the period ended June 30, 2007, amounted to $204,377,070 and $223,937,719, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2007, are set forth in the Statement of Financial Futures.

The fund may purchase and write (sell) call/put options in order to gain exposure to, or protect against, changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates. Call options written open at June 30, 2007, are set forth in the Statement of Options Written.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The following summarizes the fund’s call/put options written for the period ended June 30, 2007:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)

Contracts outstanding
December 31, 2006	—	—
Contracts written	59,000,000	152,153
Contracts Terminated:
Contracts closed	49,500,000	138,853	147,491	(8,638)
Contracts expired	—	—	—	—
Contracts outstanding
June 30, 2007	9,500,000	13,300		(8,638)

At June 30, 2007, accumulated net unrealized depreciation on investments was $696,041,consisting of $318,482 gross unrealized appreciation and $1,014,523 gross unrealized depreciation.

At June 30,2007,the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purpose (see Statement of Investment).

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on May 23, 2007, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending July 31, 2008. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’s representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’s representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’s research and portfolio management capabilities and Dreyfus’s oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, Inc., an independent provider of mutual fund data, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund’s performance was compared to that of a Performance Universe, consisting of all retail and institutional general U.S.Treasury funds, regardless of asset size or primary distribution channel, and a Performance Group, consisting of two other retail general U.S.Treasury funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund’s contractual and actual management fee and operating expenses were compared to those of an Expense Group, which was identical to the Performance Group, and an Expense Universe, consisting of all other no-load general U.S.Treasury funds, excluding outliers. As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, 12b-1 or non-12b-1 service fees (if any), and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted that the fund’s average annual total return ranked third out of the three funds in the Performance Group for the one-year period ended March 31, 2007 and second out of three funds in the Performance Group for the two-and three-year periods ended March 31, 2007. The fund’s average annual return ranked in the fifth, third and second quintile for the one-, two- and three-year periods ended March 31, 2007, respectively. The Board also noted that the fund’s yield ranked first out of three funds in the Performance Group for the one-year period ended March 31, 2007.The Board members discussed with management the reasons for the fund’s underperformance compared to the Performance Universe and Group during the periods covered by the Lipper data.The Board members noted that the fund’s portfolio management team is very experienced and expressed their confidence in the portfolio mangers and their securities selection process.

In its review of the fund’s management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, noting, among

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

other things, that the fund’s actual management fee was the lowest of the funds in the Expense Group and the second lowest among the seven funds in the Expense Universe. The fund’s total expense ratio was the second lowest among the Expense Group and fourth lowest among the funds in the Expense Universe.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’s perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of Dreyfus’s performance, and the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts managed by Dreyfus to evaluate the appropriateness and reasonableness of the fund’s management fees.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’s representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided. The Board also noted the fee waiver and expense reimbursement arrangement in place for the fund and its effect on Dreyfus’s profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board generally was satisfied with the fund’s performance, but noted that it was necessary to continue to closely monitor the per- formance of the fund.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 MBSC Securities Corporation

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus U.S. Treasury Intermediate Term Fund

By:	/s/ J. David Officer
J. David Officer
President

Date:	August 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	August 27, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	August 27, 2007

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)